SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    -------------------


                                    Form 8-K

                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                         Date of Report: April 17, 2003




Commission          Exact name of registrant as specified in its charter  State of       I.R.S. Employer
File Number         and principal office address and telephone number     Incorporation  I.D. Number

1-14514             Consolidated Edison, Inc.                             New York       13-3965100
                    4 Irving Place, New York, New York 10003
                    (212) 460-4600


                    INFORMATION TO BE INCLUDED IN THE REPORT



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

Exhibit 99 Con Edison press release, dated April 17, 2003, reporting, among other things, its unaudited net income for common stock for the three months ended March 31, 2003.


ITEM 9.     REGULATION FD DISCLOSURE (INFORMATION IS BEING PROVIDED
            UNDER ITEM 12)

The material attached hereto as Exhibit 99 is hereby incorporated by reference in this Item 9 and hereby furnished under Item 12 of Form 8-K - "Results of Operations and Financial Condition."

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                CONSOLIDATED EDISON, INC.



                         By: /s/ Edward J. Rasmussen
                                 Edward J. Rasmussen
                                 Vice President and Controller



DATE:  April 17, 2003